Exhibit 99.1

Section 1: Business Segments Basis of Presentation and Unaudited Pro Forma Condensed Combined Statements of Income

Basis of Presentation

Bank of America Corporation and its subsidiaries (the Corporation) reports the results of its operations through three business segments: Global Consumer and Small Business Banking (GCSBB), Global Corporate and Investment Banking (GCIB), and Global Wealth and Investment Management (GWIM), with the remaining operations recorded in All Other. Effective January 1, 2007, the Corporation changed its basis of presentation to present GCSBB, specifically Card Services, on a managed basis with a corresponding offset recorded in All Other. Also, the financial results of certain businesses that are expected to be or have been sold have been transferred to All Other. In addition, certain management accounting methodologies and related allocations were refined. Prior period segment results have been adjusted to reflect these changes. These changes did not have an impact on the previously reported consolidated results of the Corporation.

Global Consumer and Small Business Banking

In prior periods, the Corporation’s GCSBB segment reported its results through four primary businesses: Deposits, Card Services, Mortgage and Home Equity. GCSBB also included ALM/Other which incorporates the results of Asset and Liability Management (ALM) activities and other consumer-related businesses (e.g., insurance). Effective January 1, 2007, GCSBB combined the former Mortgage and Home Equity businesses into Consumer Real Estate and now reports its results through three primary businesses: Deposits, Card Services and Consumer Real Estate.

Effective January 1, 2007, the Corporation also started to report its GCSBB results, specifically Card Services, on a managed basis. The change to a managed basis is consistent with the way that management as well as analysts and rating agencies evaluate the results of GCSBB. Managed basis assumes that loans that have been securitized were not sold and presents earnings on these loans in a manner similar to the way loans that have not been sold (i.e., held loans) are presented. Loan securitization is an alternative funding process that is used by the Corporation to diversify funding sources. Loan securitization removes loans from the Consolidated Balance Sheet through the sale of loans to an off-balance sheet qualified special purpose entity which is excluded from the Corporation’s consolidated financial statements in accordance with generally accepted accounting principles (GAAP).

The performance of the managed portfolio is important to understanding GCSBB’s and Card Services’ results as it demonstrates the results of the entire portfolio serviced by the business. Securitized loans continue to be serviced by the business and are subject to the same underwriting standards and ongoing monitoring as held loans. In addition, excess servicing income is exposed to similar credit risk and repricing of interest rates as held loans. GCSBB’s managed income statement line items differ from its held basis reported in the prior periods as follows:

•

Managed net interest income includes GCSBB’s net interest income on held loans and interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans.

•

Managed noninterest income includes GCSBB’s noninterest income on held loans less the reclassification of certain components of card income (e.g., excess servicing income) to record managed net interest income and managed credit impact. Noninterest income, both on a held and managed basis, also includes the impact of adjustments to the interest-only strip that are recorded in card income as senior management continues to manage this impact within GCSBB.

•	The managed credit impact represents the provision for credit losses on held loans combined with realized credit losses associated with the securitized loan portfolio.

Prior period amounts have been adjusted to reflect these changes.

Global Corporate and Investment Banking

GCIB includes three primary businesses: Business Lending, Capital Markets and Advisory Services, and Treasury Services. GCIB also includes ALM/Other which incorporates the results of ALM activities and our Latin America and Hong Kong based retail and commercial banking businesses, parts of which were sold in 2006. Effective January 1, 2007, the results of the Latin American operations in Argentina, Brazil, Chile, and Uruguay, as well as our Hong Kong based retail and commercial banking business that are expected to be or have been sold (previously included in ALM/Other within GCIB) have been transferred to All Other as liquidating businesses as the Corporation has made a decision to exit these businesses in these regions. Also, effective January 1, 2007, the results of Banc of America Specialist have been transferred to GCIB, specifically Capital Markets and Advisory Services, from GWIM to more closely align businesses with similar operations and clients. Prior period amounts have been adjusted to reflect these changes.

Global Wealth and Investment Management

GWIM includes three primary businesses: The Private Bank, Columbia Management, and Premier Banking and Investments (PB&I). GWIM also includes ALM/Other which incorporates the results of ALM activities, Banc of America Specialist and the impact of migrating qualifying affluent customers, including their related deposit balances and associated net interest income, from GCSBB to our PB&I customer service model. Effective January 1, 2007, the results of Banc of America Specialist have been transferred to GCIB to more closely align businesses with similar operations and clients and the deposit migration impact is now included in PB&I. The deposit migration reclassification between PB&I and ALM/Other did not impact the consolidated financial results of GWIM. Also prior to January 1, 2007, International Wealth Management (IWM) was included in The Private Bank, PB&I and ALM/Other. Effective January 1, 2007, the results of IWM operations that are expected to be sold or liquidated have been transferred to All Other as a liquidating business. Prior period amounts have been adjusted to reflect these changes.

All Other

Prior to January 1, 2007, All Other consisted of equity investment activities including Principal Investing, Corporate Investments and Strategic Investments, the residual impact of the allowance for credit losses and the cost allocation process, Merger and Restructuring Charges, intersegment eliminations, and the results of certain consumer finance and commercial lending businesses that are being liquidated. All Other also included amounts associated with the ALM activities, including the residual impact of funds transfer pricing allocation methodologies, amounts associated with the change in the value of derivatives used as economic hedges of interest rate and foreign exchange rate fluctuations that do not qualify for SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities, as amended” hedge accounting treatment, certain gains or losses on sales of whole mortgage loans, and Gains (Losses) on Sales of Debt Securities. Effective January 1, 2007, All Other now also includes the offsetting securitization impact to present GCSBB on a managed basis which assumes that GCSBB’s securitized loans have not been sold. This offsetting adjustment is made to report the consolidated results of the Corporation on a GAAP basis. All Other also includes the addition of the liquidating businesses that were transferred from GCIB and GWIM. Prior period amounts have been adjusted to reflect these changes.

The Corporation’s business segments and All Other have also been revised to reflect the impact of certain management accounting methodologies and related allocation refinements that have occurred subsequent to December 31, 2006.

2005 Unaudited Pro Forma Condensed Combined Statements of Income

The Corporation acquired 100 percent of the outstanding stock of MBNA Corporation (MBNA) on January 1, 2006, for $34.6 billion. MBNA’s financial results were included in the Corporation’s results beginning January 1, 2006.

The following Unaudited Pro Forma Condensed Combined Statements of Income for the periods ending in 2005 are presented for illustrative purposes only and do not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented and had the impact of possible revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors, been considered. The 2005 Unaudited Pro Forma Condensed Combined Statements of Income are not prepared in accordance with GAAP. However, as a result of the MBNA merger, we believe that the 2005 Unaudited Pro Forma Condensed Combined Statements of Income provide a more useful year-to-year comparison versus comparing to the Corporation’s historical financial information. The Unaudited Pro Forma Condensed Combined Statements of Income for the periods ending in 2005 gives effect to the MBNA merger as if the MBNA merger had been completed on January 1, 2005.

The Unaudited Pro Forma Condensed Combined Statements of Income have been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of the Corporation and MBNA and in conjunction with the Unaudited Pro Forma Condensed Combined Financial Information included in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

For illustrative purposes only, the following business segment information presents the realigned business segments for 2006 and 2005 (on a pro forma basis). The following tables roll forward our previously reported results to reflect the adjustments discussed above. GCSBB tables have further been expanded to report this segment on a managed basis with a corresponding offset recorded in All Other.

BANK OF AMERICA

Condensed Combined Statements of Income

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2006
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$28,244	$9,830	$3,672	$(5,931)	$35,815

Noninterest income
Card income	9,788	706	—	3,796	14,290
Service charges	5,343	2,648	93	140	8,224
Investment and brokerage services	—	942	3,383	131	4,456
Investment banking income	—	2,476	1	(160)	2,317
Equity investment gains	41	278	4	2,866	3,189
Trading account profits	(1)	2,966	8	193	3,166
Mortgage banking income	877	40	8	(384)	541
Other income	1,169	709	190	181	2,249

Total noninterest income	17,217	10,765	3,687	6,763	38,432

Total revenue (FTE basis)	45,461	20,595	7,359	832	74,247

Provision for credit losses	8,534	10	(39)	(3,495)	5,010

Gains (losses) on sales of debt securities	(2)	34	—	(475)	(443)

Total noninterest expense	18,683	11,361	3,910	1,643	35,597

Income before income taxes (FTE basis)	18,242	9,258	3,488	2,209	33,197

Income tax expense	6,722	3,426	1,290	626	12,064

Net income	$11,520	$5,832	$2,198	$1,583	$21,133

	For the year ended December 31, 2005 (on a pro forma basis)
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$28,294	$10,357	$3,606	$(8,228)	$34,029

Noninterest income
Card income	8,851	639	—	3,287	12,777
Service charges	4,996	2,481	85	143	7,705
Investment and brokerage services	—	954	3,064	166	4,184
Investment banking income	—	1,891	5	(40)	1,856
Equity investment gains	—	246	—	1,794	2,040
Trading account profits	(36)	1,737	8	29	1,738
Mortgage banking income	1,048	9	43	(259)	841
Other income	1,046	1,153	116	(809)	1,506

Total noninterest income	15,905	9,110	3,321	4,311	32,647

Total revenue (FTE basis)	44,199	19,467	6,927	(3,917)	66,676

Provision for credit losses	10,123	28	(5)	(5,064)	5,082

Gains (losses) on sales of debt securities	(2)	117	—	969	1,084

Total noninterest expense	19,750	10,457	3,633	1,750	35,590

Income before income taxes (FTE basis)	14,324	9,099	3,299	366	27,088

Income tax expense (benefit)	5,145	3,318	1,186	(718)	8,931

Net income	$9,179	$5,781	$2,113	$1,084	$18,157

BANK OF AMERICA

Condensed Combined Statements of Income

Global Consumer and Small Business Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2006
(Dollars in millions)	Reported 2006(1)	Other Adjustments		2006 Adjusted	Securitization Related Reclassifications		2006 Managed Basis
Net interest income (FTE basis)	$21,100	$(147	)C1	$20,953	$7,291	A1,A5,C1	$28,244

Noninterest income
Card income	13,504	548	C2	14,052	(4,264	)A2,A5,C2	9,788
Service charges	5,343	—		5,343	—		5,343
Mortgage banking income	877	—		877	—		877
All other income	867	7		874	335	A3	1,209

Total noninterest income	20,591	555		21,146	(3,929)		17,217

Total revenue (FTE basis)	41,691	408		42,099	3,362		45,461

Provision for credit losses	5,172	—		5,172	3,362	A4	8,534

Gains (losses) on sales of debt securities	(1)	(1)		(2)	—		(2)

Total noninterest expense	18,830	(147	)C1	18,683	—		18,683

Income before income taxes (FTE basis)	17,688	554		18,242	—		18,242

Income tax expense	6,517	205	D1	6,722	—		6,722

Net income	$11,171	$349		$11,520	$—		$11,520

(1)	Amounts are reported as disclosed in the Corporation’s 2006 Annual Report on Form 10-K.

	For the year ended December 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses Adjustments B1	Other Adjustments		2005 Adjusted	Securitization Related Reclassification		2005 Managed Basis
Net interest income (FTE basis)	$20,183	$(94)	$448	C1	$20,537	$7,757	A1,A5,C1	$28,294

Noninterest income
Card income	12,128	(26)	17		12,119	(3,268	)A2,A5	8,851
Service charges	4,997	—	(1)		4,996	—		4,996
Mortgage banking income	1,048	—	—		1,048	—		1,048
All other income	560	(5)	4		559	451	A3	1,010

Total noninterest income	18,733	(31)	20		18,722	(2,817)		15,905

Total revenue (FTE basis)	38,916	(125)	468		39,259	4,940		44,199

Provision for credit losses	5,338	(156)	1		5,183	4,940	A4	10,123

Gains (losses) on sales of debt securities	(2)	—	—		(2)	—		(2)

Total noninterest expense	19,914	—	(164	)C1	19,750	—		19,750

Income before income taxes (FTE basis)	13,662	31	631		14,324	—		14,324

Income tax expense	4,903	12	230	D1	5,145	—		5,145

Net income	$8,759	$19	$401		$9,179	$—		$9,179

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Corporate and Investment Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management allocation methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be or have been sold.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$10,693	$(788)	$(75	)B4,C1	$9,830

Noninterest income
Service charges	2,777	(128)	(1	)B4	2,648
Investment and brokerage services	1,027	(111)	26	B4	942
Investment banking income	2,477	(1)	—		2,476
Trading account profits	3,028	(136)	74	B4	2,966
All other income	2,689	(1,027)	71	B4	1,733

Total noninterest income	11,998	(1,403)	170		10,765

Total revenue (FTE basis)	22,691	(2,191)	95		20,595

Provision for credit losses	(6)	16	—		10

Gains on sales of debt securities	53	(19)	—		34

Total noninterest expense	11,998	(802)	165	B4, C1	11,361

Income before income taxes (FTE basis)	10,752	(1,424)	(70)		9,258

Income tax expense	3,960	(508)	(26	)D1	3,426

Net income	$6,792	$(916)	$(44)		$5,832

(1) Amounts are reported as disclosed in the Corporation’s Annual Report on Form 10-K.

	For the year ended December 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$11,182	$(848)	$23	B4, C1	$10,357

Noninterest income
Service charges	2,618	(137)	—		2,481
Investment and brokerage services	1,046	(125)	33	B4	954
Investment banking income	1,892	(1)	—		1,891
Trading account profits	1,770	(120)	87	B4	1,737
All other income	2,205	(160)	2	B4	2,047

Total noninterest income	9,531	(543)	122		9,110

Total revenue (FTE basis)	20,713	(1,391)	145		19,467

Provision for credit losses	(289)	314	3		28

Gains on sales of debt securities	263	(146)	—		117

Total noninterest expense	11,141	(840)	156	B4, C1	10,457

Income before income taxes (FTE basis)	10,124	(1,011)	(14)		9,099

Income tax expense	3,675	(352)	(5	)D1	3,318

Net income	$6,449	$(659)	$(9)		$5,781

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Wealth and Investment Management

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be sold or liquidated.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$3,881	$(140)	$(69	)B4,C1	$3,672

Noninterest income
Investment and brokerage services	3,449	(40)	(26	)B4	3,383
All other income	449	(13)	(132	)B4	304

Total noninterest income	3,898	(53)	(158)		3,687

Total revenue (FTE basis)	7,779	(193)	(227)		7,359

Provision for credit losses	(40)	—	1		(39)

Total noninterest expense	4,005	(63)	(32	)B4,C1	3,910

Income before income taxes (FTE basis)	3,814	(130)	(196)		3,488
Income tax expense	1,411	(48)	(73	)D1	1,290

Net income	$2,403	$(82)	$(123)		$2,198

(1) Amounts are reported as disclosed in the Corporation’s Annual Report on Form 10-K.

	For the year ended December 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$3,868	$(136)	$(126	)B4,C1	$3,606

Noninterest income
Investment and brokerage services	3,140	(43)	(33	)B4	3,064
All other income	356	(7)	(92	)B4	257

Total noninterest income	3,496	(50)	(125)		3,321

Total revenue (FTE basis)	7,364	(186)	(251)		6,927

Provision for credit losses	(7)	2	—		(5)

Total noninterest expense	3,704	(48)	(23	)B4,C1	3,633

Income before income taxes (FTE basis)	3,667	(140)	(228)		3,299

Income tax expense	1,318	(49)	(83	)D1	1,186

Net income	$2,349	$(91)	$(145)		$2,113

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

All Other

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold or liquidated, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the year ended December 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2,B3	Other Adjustments		2006 As Adjusted	Securitization Related Reclassifications		2006 Adjusted
Net interest income (FTE basis)	$141	$928	$291	C1	$1,360	$(7,291	)A1,A5,C1	$(5,931)

Noninterest income
Card income	36	60	(564	)C2	(468)	4,264	A2,A5,C2	3,796
Equity investment gains	2,866	—	—		2,866	—		2,866
All other income	(957)	1,396	(3)		436	(335	)A3	101

Total noninterest income	1,945	1,456	(567)		2,834	3,929		6,763

Total revenue (FTE basis)	2,086	2,384	(276)		4,194	(3,362)		832

Provision for credit losses	(116)	(16)	(1)		(133)	(3,362	)A4	(3,495)

Gains (losses) on sales of debt securities	(495)	19	1		(475)	—		(475)

Merger and restructuring charges	805	—	—		805	—		805
All other noninterest expense	(41)	865	14	C1	838	—		838

Income before income taxes (FTE basis)	943	1,554	(288)		2,209	—		2,209

Income tax expense	176	556	(106	)D1	626	—		626

Net income	$767	$998	$(182)		$1,583	$—		$1,583

(1) Amounts are reported as disclosed in the Corporation’s Annual Report on Form 10-K.

	For the year ended December 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1,B2,B3	Other Adjustments		2005 As Adjusted	Securitization Related Reclassification		2005 Adjusted
Net interest income (FTE basis)	$(1,204)	$1,078	$(345	)C1	$(471)	$(7,757	)A1,A5,C1	$(8,228)

Noninterest income
Card income	(36)	84	(29)		19	3,268	A2,A5	3,287
Equity investment gains	1,793	—	1		1,794	—		1,794
All other income	(870)	540	11		(319)	(451	)A3	(770)

Total noninterest income	887	624	(17)		1,494	2,817		4,311

Total revenue (FTE basis)	(317)	1,702	(362)		1,023	(4,940)		(3,917)

Provision for credit losses	40	(160)	(4)		(124)	(4,940	)A4	(5,064)

Gains on sales of debt securities	823	146	—		969	—		969

Merger and restructuring charges	1,179	—	—		1,179	—		1,179

All other noninterest expense	(348)	888	31	C1	571	—		571

Income before income taxes (FTE basis)	(365)	1,120	(389)		366	—		366

Income tax expense (benefit)	(965)	389	(142	)D1	(718)	—		(718)

Net income	$600	$731	$(247)		$1,084	$—		$1,084

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2006
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$7,092	$2,489	$939	$(1,480)	$9,040

Noninterest income
Card income	2,107	159	—	1,168	3,434
Service charges	1,190	650	22	39	1,901
Investment and brokerage services	—	246	814	43	1,103
Investment banking income	—	522	—	(21)	501
Equity investment gains	—	147	—	571	718
Trading account profits	(14)	976	4	94	1,060
Mortgage banking income	205	5	1	(74)	137
Other income	262	74	49	(338)	47

Total noninterest income	3,750	2,779	890	1,482	8,901

Total revenue (FTE basis)	10,842	5,268	1,829	2	17,941

Provision for credit losses	1,901	25	—	(656)	1,270

Gains (losses) on sales of debt securities	(1)	14	—	1	14

Total noninterest expense	4,612	2,832	967	513	8,924

Income before income taxes (FTE basis)	4,328	2,425	862	146	7,761

Income tax expense (benefit)	1,604	901	320	(50)	2,775

Net income	$2,724	$1,524	$542	$196	$4,986

	For the quarter ended March 31, 2005 (on a pro forma basis)
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$7,132	$2,669	$871	$(2,331)	$8,341

Noninterest income
Card income	1,781	139	—	1,078	2,998
Service charges	1,105	618	20	34	1,777
Investment and brokerage services	—	229	748	36	1,013
Investment banking income	—	372	1	(7)	366
Equity investment gains	—	135	—	264	399
Trading account profits	(11)	659	11	10	669
Mortgage banking income	281	—	10	(62)	229
Other income	262	384	24	(346)	324

Total noninterest income	3,418	2,536	814	1,007	7,775

Total revenue (FTE basis)	10,550	5,205	1,685	(1,324)	16,116

Provision for credit losses	2,134	(49)	2	(1,205)	882

Gains (losses) on sales of debt securities	(1)	29	—	631	659

Total noninterest expense	4,779	2,560	888	1,052	9,279

Income before income taxes (FTE basis)	3,636	2,723	795	(540)	6,614

Income tax expense (benefit)	1,290	1,004	280	(397)	2,177

Net income	$2,346	$1,719	$515	$(143)	$4,437

BANK OF AMERICA

Condensed Combined Statements of Income

Global Consumer and Small Business Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2006
(Dollars in millions)	Reported 2006(1)	Other Adjustments		2006 Adjusted	Securitization Related Reclassifications		2006 Managed Basis
Net interest income (FTE basis)	$5,346	$(117	)C1	$5,229	$1,863	A1,A5,C1	$7,092

Noninterest income
Card income	3,262	164	C2	3,426	(1,319	)A2,A5,C2	2,107
Service charges	1,190	—		1,190	—		1,190
Mortgage banking income	205	—		205	—		205
All other income	137	1		138	110	A3	248

Total noninterest income	4,794	165		4,959	(1,209)		3,750

Total revenue (FTE basis)	10,140	48		10,188	654		10,842

Provision for credit losses	1,247	—		1,247	654	A4	1,901

Gains (losses) on sales of debt securities	(1)	—		(1)	—		(1)

Total noninterest expense	4,685	(73	)C1	4,612	—		4,612

Income before income taxes (FTE basis)	4,207	121		4,328	—		4,328

Income tax expense	1,559	45	D1	1,604	—		1,604

Net income	$2,648	$76		$2,724	$—		$2,724

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended March 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1	Other Adjustments		2005 Adjusted	Securitization Related Reclassification		2005 Managed Basis
Net interest income (FTE basis)	$5,029	$(29)	$23	C1	$5,023	$2,109	A1,A5,C1	$7,132

Noninterest income
Card income	2,857	(9)	5		2,853	(1,072	)A2,A5	1,781
Service charges	1,104	—	1		1,105	—		1,105
Mortgage banking income	282	—	(1)		281	—		281
All other income	137	(2)	3		138	113	A3	251

Total noninterest income	4,380	(11)	8		4,377	(959)		3,418

Total revenue (FTE basis)	9,409	(40)	31		9,400	1,150		10,550

Provision for credit losses	1,012	(28)	—		984	1,150	A4	2,134

Gains (losses) on sales of debt securities	(1)	—	—		(1)	—		(1)

Total noninterest expense	4,838	—	(59	)C1	4,779	—		4,779

Income before income taxes (FTE basis)	3,558	(12)	90		3,636	—		3,636

Income tax expense	1,261	(4)	33	D1	1,290	—		1,290

Net income	$2,297	$(8)	$57		$2,346	$—		$2,346

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Corporate and Investment Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be or have been sold.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$2,718	$(232)	$3	B4,C1	$2,489

Noninterest income
Service charges	687	(36)	(1	)B4	650
Investment and brokerage services	272	(34)	8	B4	246
Investment banking income	522	—	—		522
Trading account profits	1,008	(56)	24	B4	976
All other income	358	(36)	63	B4	385

Total noninterest income	2,847	(162)	94		2,779

Total revenue (FTE basis)	5,565	(394)	97		5,268

Provision for credit losses	39	(15)	1		25

Gains on sales of debt securities	23	(9)	—		14

Total noninterest expense	3,031	(244)	45	B4,C1	2,832

Income before income taxes (FTE basis)	2,518	(144)	51		2,425

Income tax expense	932	(50)	19	D1	901

Net income	$1,586	$(94)	$32		$1,524

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended March 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$2,877	$(181)	$(27	)B4,C1	$2,669

Noninterest income
Service charges	650	(32)	—		618
Investment and brokerage services	246	(26)	9	B4	229
Investment banking income	372	—	—		372
Trading account profits	661	(23)	21	B4	659
All other income	684	(23)	(3	)B4	658

Total noninterest income	2,613	(104)	27		2,536

Total revenue (FTE basis)	5,490	(285)	—		5,205

Provision for credit losses	(151)	101	1		(49)

Gains on sales of debt securities	30	(1)	—		29

Total noninterest expense	2,713	(188)	35	B4,C1	2,560

Income before income taxes (FTE basis)	2,958	(199)	(36)		2,723

Income tax expense	1,085	(68)	(13	)D1	1,004

Net income	$1,873	$(131)	$(23)		$1,719

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Wealth and Investment Management

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be sold or liquidated.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$981	$(35)	$(7	)B4,C1	$939

Noninterest income
Investment and brokerage services	833	(12)	(7	)B4	814
All other income	154	(1)	(77	)B4	76

Total noninterest income	987	(13)	(84)		890

Total revenue (FTE basis)	1,968	(48)	(91)		1,829

Provision for credit losses	(1)	—	1		—

Total noninterest expense	992	(15)	(10	)B4,C1	967

Income before income taxes (FTE basis)	977	(33)	(82)		862

Income tax expense	363	(13)	(30	)D1	320

Net income	$614	$(20)	$(52)		$542

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended March 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$979	$(30)	$(78	)B4,C1	$871

Noninterest income
Investment and brokerage services	767	(11)	(8	)B4	748
All other income	91	(3)	(22	)B4	66

Total noninterest income	858	(14)	(30)		814

Total revenue (FTE basis)	1,837	(44)	(108)		1,685

Provision for credit losses	2	—	—		2

Total noninterest expense	909	(14)	(7	)B4,C1	888

Income before income taxes (FTE basis)	926	(30)	(101)		795

Income tax expense	327	(10)	(37	)D1	280

Net income	$599	$(20)	$(64)		$515

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

All Other

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold or liquidated, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended March 31, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2,B3	Other Adjustments		2006 As Adjusted	Securitization Related Reclassification		2006 Adjusted
Net interest income (FTE basis)	$(5)	$267	$121	C1	$383	$(1,863	)A1,A5,C1	$(1,480)

Noninterest income
Card income	9	16	(176	)C2	(151)	1,319	A2,A5,C2	1,168
Equity investment gains	571	—	—		571	—		571
All other income	(307)	159	1		(147)	(110	)A3	(257)

Total noninterest income	273	175	(175)		273	1,209		1,482

Total revenue (FTE basis)	268	442	(54)		656	(654)		2

Provision for credit losses	(15)	15	(2)		(2)	(654	)A4	(656)

Gains (losses) on sales of debt securities	(8)	9	—		1	—		1

Merger and restructuring charges	98	—	—		98	—		98

All other noninterest expense	118	259	38	C1	415	—		415

Income before income taxes (FTE basis)	59	177	(90)		146	—		146

Income tax expense (benefit)	(79)	63	(34	)D1	(50)	—		(50)

Net income	$138	$114	$(56)		$196	$—		$196

(1) Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended March 31, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1,B2,B3	Other Adjustments		2005 As Adjusted	Securitization Related Reclassification		2005 Adjusted
Net interest income (FTE basis)	$(544)	$240	$82	C1	$(222)	$(2,109	)A1,A5,C1	$(2,331)

Noninterest income
Card income	(9)	22	(7)		6	1,072	A2,A5	1,078
Equity investment gains	264	—	—		264	—		264
All other income	(331)	107	2		(222)	(113	)A3	(335)

Total noninterest income	(76)	129	(5)		48	959		1,007

Total revenue (FTE basis)	(620)	369	77		(174)	(1,150)		(1,324)

Provision for credit losses	19	(73)	(1)		(55)	(1,150	)A4	(1,205)

Gains on sales of debt securities	630	1	—		631	—		631

Merger and restructuring charges	880	—	—		880	—		880

All other noninterest expense	(61)	202	31	C1	172	—		172

Income before income taxes (FTE basis)	(828)	241	47		(540)	—		(540)

Income tax expense (benefit)	(496)	82	17	D1	(397)	—		(397)

Net income	$(332)	$159	$30		$(143)	$—		$(143)

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2006
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$6,968	$2,440	$922	$(1,404)	$8,926

Noninterest income
Card income	2,528	175	—	961	3,664
Service charges	1,349	663	23	42	2,077
Investment and brokerage services	—	246	852	48	1,146
Investment banking income	—	644	—	(32)	612
Equity investment gains	37	81	4	577	699
Trading account profits	(8)	855	3	65	915
Mortgage banking income	210	(5)	4	(120)	89
Other income	294	219	45	(162)	396

Total noninterest income	4,410	2,878	931	1,379	9,598

Total revenue (FTE basis)	11,378	5,318	1,853	(25)	18,524

Provision for credit losses	1,807	22	(40)	(784)	1,005

Gains (losses) on sales of debt securities	—	(4)	—	(5)	(9)

Total noninterest expense	4,509	2,764	970	474	8,717

Income before income taxes (FTE basis)	5,062	2,528	923	280	8,793

Income tax expense	1,858	934	341	185	3,318

Net income	$3,204	$1,594	$582	$95	$5,475

	For the quarter ended June 30, 2005 (on a pro forma basis)
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$7,024	$2,597	$871	$(2,055)	$8,437

Noninterest income
Card income	2,155	161	—	961	3,277
Service charges	1,244	622	20	34	1,920
Investment and brokerage services	—	244	768	37	1,049
Investment banking income	—	441	1	(11)	431
Equity investment gains	—	13	—	479	492
Trading account profits	(20)	227	(2)	7	212
Mortgage banking income	250	3	13	(64)	202
Other income	210	346	24	671	1,251

Total noninterest income	3,839	2,057	824	2,114	8,834

Total revenue (FTE basis)	10,863	4,654	1,695	59	17,271

Provision for credit losses	2,524	(214)	(9)	(1,237)	1,064

Gains on sales of debt securities	—	51	—	274	325

Total noninterest expense	4,947	2,448	908	221	8,524

Income before income taxes (FTE basis)	3,392	2,471	796	1,349	8,008

Income tax expense	1,224	901	288	315	2,728

Net income	$2,168	$1,570	$508	$1,034	$5,280

BANK OF AMERICA

Condensed Combined Statements of Income

Global Consumer and Small Business Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2006
(Dollars in millions)	Reported 2006(1)	Other Adjustments		2006 Adjusted	Securitization Related Reclassification		2006 Managed Basis
Net interest income (FTE basis)	$5,199	$(8	)C1	$5,191	$1,777	A1,A5,C1	$6,968

Noninterest income
Card income	3,464	131	C2	3,595	(1,067	)A2,A5,C2	2,528
Service charges	1,349	—		1,349	—		1,349
Mortgage banking income	210	—		210	—		210
All other income	257	(1)		256	67	A3	323

Total noninterest income	5,280	130		5,410	(1,000)		4,410

Total revenue (FTE basis)	10,479	122		10,601	777		11,378

Provision for credit losses	1,029	1		1,030	777	A4	1,807

Gains (losses) on sales of debt securities	—	—		—	—		—

Total noninterest expense	4,542	(33	)C1	4,509	—		4,509

Income before income taxes (FTE basis)	4,908	154		5,062	—		5,062

Income tax expense	1,801	57	D1	1,858	—		1,858

Net income	$3,107	$97		$3,204	$—		$3,204

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended June 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1	Other Adjustments		2005 Adjusted	Securitization Related Reclassification		2005 Managed Basis
Net interest income (FTE basis)	$4,889	$(25)	$106	C1	$4,970	$2,054	A1,A5,C1	$7,024

Noninterest income
Card income	3,118	(7)	7		3,118	(963	)A2,A5	2,155
Service charges	1,244	—	—		1,244	—		1,244
Mortgage banking income	250	—	—		250	—		250
All other income	82	(1)	(4)		77	113	A3	190

Total noninterest income	4,694	(8)	3		4,689	(850)		3,839

Total revenue (FTE basis)	9,583	(33)	109		9,659	1,204		10,863

Provision for credit losses	1,344	(24)	—		1,320	1,204	A4	2,524

Gains (losses) on sales of debt securities	—	—	—		—	—		—

Total noninterest expense	4,984	—	(37	)C1	4,947	—		4,947

Income before income taxes (FTE basis)	3,255	(9)	146		3,392	—		3,392

Income tax expense	1,174	(3)	53	D1	1,224	—		1,224

Net income	$2,081	$(6)	$93		$2,168	$—		$2,168

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Corporate and Investment Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be or have been sold.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$2,708	$(238)	$(30	)B4,C1	2,440

Noninterest income
Service charges	703	(40)	—		663
Investment and brokerage services	277	(38)	7	B4	246
Investment banking income	645	(1)	—		644
Trading account profits	872	(39)	22	B4	855
All other income	508	(32)	(6	)B4	470

Total noninterest income	3,005	(150)	23		2,878

Total revenue (FTE basis)	5,713	(388)	(7)		5,318

Provision for credit losses	41	(18)	(1)		22

Gains (losses) on sales of debt securities	(3)	(1)	—		(4)

Total noninterest expense	2,957	(233)	40	B4,C1	2,764

Income before income taxes (FTE basis)	2,712	(138)	(46)		2,528

Income tax expense	999	(48)	(17	)D1	934

Net income	$1,713	$(90)	$(29)		$1,594

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended June 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$2,793	$(205)	$9	B4,C1	$2,597

Noninterest income
Service charges	655	(33)	—		622
Investment and brokerage services	262	(26)	8	B4	244
Investment banking income	441	—	—		441
Trading account profits	232	(26)	21	B4	227
All other income	558	(34)	(1	)B4	523

Total noninterest income	2,148	(119)	28		2,057

Total revenue (FTE basis)	4,941	(324)	37		4,654

Provision for credit losses	(249)	35	—		(214)

Gains on sales of debt securities	121	(70)	—		51

Total noninterest expense	2,612	(197)	33	B4,C1	2,448

Income before income taxes (FTE basis)	2,699	(232)	4		2,471

Income tax expense	979	(80)	2	D1	901

Net income	$1,720	$(152)	$2		$1,570

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Wealth and Investment Management

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be sold or liquidated.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$986	$(37)	$(27	)B4,C1	$922

Noninterest income
Investment and brokerage services	870	(11)	(7	)B4	852
All other income	99	(1)	(19	)B4	79

Total noninterest income	969	(12)	(26)		931

Total revenue (FTE basis)	1,955	(49)	(53)		1,853

Provision for credit losses	(40)	—	—		(40)

Total noninterest expense	991	(13)	(8	)B4,C1	970

Income before income taxes (FTE basis)	1,004	(36)	(45)		923

Income tax expense	370	(13)	(16	)D1	341

Net income	$634	$(23)	$(29)		$582

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended June 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		Combined
Net interest income (FTE basis)	$938	$(32)	$(35	)B4,C1	$871

Noninterest income
Investment and brokerage services	788	(11)	(9	)B4	768
All other income	78	(1)	(21	)B4	56

Total noninterest income	866	(12)	(30)		824

Total revenue (FTE basis)	1,804	(44)	(65)		1,695

Provision for credit losses	(9)	—	—		(9)

Totoal noninterest expense	925	(12)	(5	)B4,C1	908

Income before income taxes (FTE basis)	888	(32)	(60)		796

Income tax expense	321	(12)	(21	)D1	288

Net income	$567	$(20)	$(39)		$508

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

All Other

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold or liquidated, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended June 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2,B3	Other Adjustments		2006 As Adjusted	Securitization Related Reclassification		2006 Adjusted
Net interest income (FTE basis)	$33	$275	$65	C1	$373	$(1,777	)A1,A5,C1	$(1,404)

Noninterest income
Card income	8	16	(130	)C2	(106)	1,067	A2,A5,C2	961
Equity investment gains	577	—	—		577	—		577
All other income	(241)	146	3		(92)	(67	)A3	(159)

Total noninterest income	344	162	(127)		379	1,000		1,379

Total revenue (FTE basis)	377	437	(62)		752	(777)		(25)

Provision for credit losses	(25)	18	—		(7)	(777	)A4	(784)

Gains (losses) on sales of debt securities	(6)	1	—		(5)	—		(5)

Merger and restructuring charges	194	—	—		194	—		194

All other noninterest expense	33	246	1	C1	280	—		280

Income before income taxes (FTE basis)	169	174	(63)		280	—		280

Income tax expense	148	61	(24	)D1	185	—		185

Net income	$21	$113	$(39)		$95	$—		$95

(1) Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended June 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1,B2,B3	Other Adjustments		2005 As Adjusted	Securitization Related Reclassification		2005 Adjusted
Net interest income (FTE basis)	$(183)	$262	$(80	)C1	$(1)	$(2,054	)A1,A5,C1	$(2,055)

Noninterest income
Card income	(11)	21	(12)		(2)	963	A2,A5	961
Equity investment gains	479	—	—		479	—		479
All other income	658	118	11		787	(113	)A3	674

Total noninterest income	1,126	139	(1)		1,264	850		2,114

Total revenue (FTE basis)	943	401	(81)		1,263	(1,204)		59

Provision for credit losses	(22)	(11)	—		(33)	(1,204	)A4	(1,237)

Gains on sales of debt securities	204	70	—		274	—		274

Merger and restructuring charges	136	—	—		136	—		136

All other noninterest expense	(133)	209	9	C1	85	—		85

Income before income taxes (FTE basis)	1,166	273	(90)		1,349	—		1,349

Income tax expense	254	95	(34	)D1	315	—		315

Net income	$912	$178	$(56)		$1,034	$—		$1,034

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2006
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$7,027	$2,398	$887	$(1,418)	$8,894

Noninterest income
Card income	2,446	186	—	841	3,473
Service charges	1,410	676	24	37	2,147
Investment and brokerage services	—	225	828	32	1,085
Investment banking income	—	554	—	(44)	510
Equity investment gains	1	17	—	687	705
Trading account profits	16	706	(2)	11	731
Mortgage banking income	215	10	2	(38)	189
Other income	366	186	39	636	1,227

Total noninterest income	4,454	2,560	891	2,162	10,067

Total revenue (FTE basis)	11,481	4,958	1,778	744	18,961

Provision for credit losses	2,049	36	—	(920)	1,165

Gains (losses) on sales of debt securities	—	11	—	(480)	(469)

Total noninterest expense	4,710	2,797	972	384	8,863

Income before income taxes (FTE basis)	4,722	2,136	806	800	8,464

Income tax expense	1,736	788	297	227	3,048

Net income	$2,986	$1,348	$509	$573	$5,416

	For the quarter ended September 30, 2005 (on a pro forma basis)
(Dollars in millions)	Global Consumer and Small Business Banking	Global Corporate and Investment Banking	Global Wealth and Investment Management	All Other	Total Corporation Combined
Net interest income (FTE basis)	$7,075	$2,523	$887	$(1,900)	$8,585

Noninterest income
Card income	2,304	170	—	914	3,388
Service charges	1,386	637	22	35	2,080
Investment and brokerage services	—	237	774	49	1,060
Investment banking income	—	531	1	(10)	522
Equity investment gains	—	72	—	596	668
Trading account profits	(11)	554	—	7	550
Mortgage banking income	241	4	14	(68)	191
Other income	264	246	30	(635)	(95)

Total noninterest income	4,184	2,451	841	888	8,364

Total revenue (FTE basis)	11,259	4,974	1,728	(1,012)	16,949

Provision for credit losses	2,462	96	1	(1,120)	1,439

Gains (losses) on sales of debt securities	(1)	5	—	25	29

Total noninterest expense	4,886	2,683	906	249	8,724

Income before income taxes (FTE basis)	3,910	2,200	821	(116)	6,815

Income tax expense (benefit)	1,423	805	301	(243)	2,286

Net income	$2,487	$1,395	$520	$127	$4,529

BANK OF AMERICA

Condensed Combined Statements of Income

Global Consumer and Small Business Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2006
(Dollars in millions)	Reported 2006(1)	Other Adjustments		2006 Adjusted	Securitization Related Reclassification		2006 Managed Basis
Net interest income (FTE basis)	$5,243	$(11	)C1	$5,232	$1,795	A1,A5,C1	$7,027

Noninterest income
Card income	3,265	136	C2	3,401	(955	)A2,A5,C2	2,446
Service charges	1,410	—		1,410	—		1,410
Mortgage banking income	215	—		215	—		215
All other income	310	5		315	68	A3	383

Total noninterest income	5,200	141		5,341	(887)		4,454

Total revenue (FTE basis)	10,443	130		10,573	908		11,481

Provision for credit losses	1,144	(3)		1,141	908	A4	2,049

Gains (losses) on sales of debt securities	—	—		—	—		—

Total noninterest expense	4,730	(20	)C1	4,710	—		4,710

Income before income taxes (FTE basis)	4,569	153		4,722	—		4,722

Income tax expense	1,680	56	D1	1,736	—		1,736

Net income	$2,889	$97		$2,986	$—		$2,986

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended September 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1	Other Adjustments		2005 Adjusted	Securitization Related Reclassification		2005 Managed Basis
Net interest income (FTE basis)	$5,096	$(22)	$112	C1	$5,186	$1,889	A1,A5,C1	$7,075

Noninterest income
Card income	3,218	(5)	3		3,216	(912	)A2,A5	2,304
Service charges	1,386	—	—		1,386	—		1,386
Mortgage banking income	241	—	—		241	—		241
All other income	136	(1)	2		137	116	A3	253

Total noninterest income	4,981	(6)	5		4,980	(796)		4,184

Total revenue (FTE basis)	10,077	(28)	117		10,166	1,093		11,259

Provision for credit losses	1,387	(18)	—		1,369	1,093	A4	2,462

Gains (losses) on sales of debt securities	(1)	—	—		(1)	—		(1)

Total noninterest expense	4,881	—	5	C1	4,886	—		4,886

Income before income taxes (FTE basis)	3,808	(10)	112		3,910	—		3,910

Income tax expense	1,386	(4)	41	D1	1,423	—		1,423

Net income	$2,422	$(6)	$71		$2,487	$—		$2,487

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Corporate and Investment Banking

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be or have been sold.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$2,643	$(217)	$(28	)B4,C1	$2,398

Noninterest income
Service charges	710	(34)	—		676
Investment and brokerage services	252	(32)	5	B4	225
Investment banking income	554	—	—		554
Trading account profits	711	(24)	19	B4	706
All other income	1,145	(749)	3	B4	399

Total noninterest income	3,372	(839)	27		2,560

Total revenue (FTE basis)	6,015	(1,056)	(1)		4,958

Provision for credit losses	22	14	—		36

Gains on sales of debt securities	14	(4)	1		11

Total noninterest expense	2,965	(210)	42	B4,C1	2,797

Income before income taxes (FTE basis)	3,042	(864)	(42)		2,136

Income tax expense	1,120	(317)	(15	)D1	788

Net income	$1,922	$(547)	$(27)		$1,348

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended September 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB2	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$2,748	$(229)	$4	B4,C1	$2,523

Noninterest income
Service charges	671	(34)	—		637
Investment and brokerage services	267	(38)	8	B4	237
Investment banking income	532	(1)	—		531
Trading account profits	571	(38)	21	B4	554
All other income	520	(32)	4	B4	492

Total noninterest income	2,561	(143)	33		2,451

Total revenue (FTE basis)	5,309	(372)	37		4,974

Provision for credit losses	12	85	(1)		96

Gains on sales of debt securities	17	(12)	—		5

Total noninterest expense	2,853	(214)	44	B4,C1	2,683

Income before income taxes (FTE basis)	2,461	(255)	(6)		2,200

Income tax expense	897	(90)	(2	)D1	805

Net income	$1,564	$(165)	$(4)		$1,395

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

Global Wealth and Investment Management

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the transfer of Banc of America Specialist from GWIM to GCIB, and the reclassification of the financial results of certain businesses that are expected to be sold or liquidated.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2006 Adjusted
Net interest income (FTE basis)	$943	$(35)	$(21	)B4,C1	$887

Noninterest income
Investment and brokerage services	843	(9)	(6	)B4	828
All other income	82	—	(19	)B4	63

Total noninterest income	925	(9)	(25)		891

Total revenue (FTE basis)	1,868	(44)	(46)		1,778

Provision for credit losses	(1)	—	1		—

Total noninterest expense	992	(13)	(7	)B4,C1	972

Income before income taxes (FTE basis)	877	(31)	(40)		806

Income tax expense	324	(11)	(16	)D1	297

Net income	$553	$(20)	$(24)		$509

(1) Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended September 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB3	Other Adjustments		2005 Adjusted
Net interest income (FTE basis)	$947	$(35)	$(25	)B4,C1	$887

Noninterest income
Investment and brokerage services	793	(11)	(8	)B4	774
All other income	88	(1)	(20	)B4	67

Total noninterest income	881	(12)	(28)		841

Total revenue (FTE basis)	1,828	(47)	(53)		1,728
Provision for credit losses	(1)	2	—		1
Total noninterest expense	923	(12)	(5	)B4,C1	906

Income before income taxes (FTE basis)	906	(37)	(48)		821
Income tax expense	331	(13)	(17	)D1	301

Net income	$575	$(24)	$(31)		$520

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

BANK OF AMERICA

Condensed Combined Statements of Income

All Other

(unaudited)

The following tables present condensed combined financial information for 2006 and 2005 (on a pro forma basis) adjusted for reclassifications between the segments and All Other for certain management accounting methodologies and related allocation refinements, the reclassification of the financial results of certain businesses that are expected to be or have been sold or liquidated, and securitization reclassifications to present GCSBB on a managed basis with a corresponding offset recorded in All Other.

The 2005 condensed combined financial information (on a pro forma basis) presents how the combined financial statements of Bank of America and MBNA may have appeared had the businesses actually been combined at the beginning of the period presented. The pro forma condensed combined financial information is presented for illustrative purposes only and does not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented and had the impact of possible revenue enhancements, expense efficiencies, hedging activities, asset dispositions, and share repurchases, among other factors, been considered.

	For the quarter ended September 30, 2006
(Dollars in millions)	Reported 2006(1)	Liquidating Businesses AdjustmentsB2,B3	Other Adjustments		2006 As Adjusted	Securitization Related Reclassification		2006 Adjusted
Net interest income (FTE basis)	$65	$252	$60	C1	$377	$(1,795	)A1,A5,C1	$(1,418)

Noninterest income
Card income	10	16	(140	)C2	(114)	955	A2,A5,C2	841
Equity investment gains	687	—	—		687	—		687
All other income	(127)	832	(3)		702	(68	)A3	634

Total noninterest income	570	848	(143)		1,275	887		2,162

Total revenue (FTE basis)	635	1,100	(83)		1,652	(908)		744

Provision for credit losses	—	(14)	2		(12)	(908	)A4	(920)

Gains (losses) on sales of debt securities	(483)	4	(1)		(480)	—		(480)

Merger and restructuring charges	269	—	—		269	—		269

All other noninterest expense	(93)	223	(15	)C1	115	—		115

Income before income taxes (FTE basis)	(24)	895	(71)		800	—		800

Income tax expense (benefit)	(76)	328	(25	)D1	227	—		227

Net income	$52	$567	$(46)		$573	$—		$573

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on January 23, 2007.

	For the quarter ended September 30, 2005 (on a pro forma basis)
(Dollars in millions)	Reported 2005(1)	Liquidating Businesses AdjustmentsB1,B2,B3	Other Adjustments		2005 As Adjusted	Securitization Related Reclassification		2005 Adjusted
Net interest income (FTE basis)	$(206)	$286	$(91	)C1	$(11)	$(1,889	)A1,A5,C1	$(1,900)

Noninterest income
Card income	(10)	19	(7)		2	912	A2,A5	914
Equity investment gains	596	—	—		596	—		596
All other income	(645)	142	(3)		(506)	(116	)A3	(622)

Total noninterest income	(59)	161	(10)		92	796		888

Total revenue (FTE basis)	(265)	447	(101)		81	(1,093)		(1,012)

Provision for credit losses	41	(69)	1		(27)	(1,093	)A4	(1,120)

Gains on sales of debt securities	13	12	—		25	—		25

Merger and restructuring charges	102	—	—		102	—		102

All other noninterest expense	(35)	226	(44	)C1	147	—		147

Income before income taxes (FTE basis)	(360)	302	(58)		(116)	—		(116)

Income tax expense (benefit)	(328)	107	(22	)D1	(243)	—		(243)

Net income	$(32)	$195	$(36)		$127	$—		$127

(1)	Amounts are reported as disclosed in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

See accompanying Explanatory Notes to the Condensed Combined Statements of Income on page 24.

Explanatory Notes

For illustrative purposes only, the previous business segment information presented the realigned business segments for 2006 and 2005 (on a pro forma basis). The adjustments included in the Condensed Combined Statements of Income are as follows:

A	Securitization Related Reclassifications: These securitization adjustments present GCSBB on a managed basis with a corresponding offset to All Other such that the consolidated results of the Corporation are presented on a GAAP basis. All these securitization adjustments relate to the Card Services business within GCSBB.

A1	Represents the reclassification of interest income on the securitized loans less the internal funds transfer pricing allocation related to securitized loans from excess servicing income (a component of card income) to net interest income.

A2	Represents the reclassification of interest income on securitized loans, fee revenue (including insurance revenue) in excess of the internal funds transfer pricing allocation related to securitized loans, the difference between the internal funds transfer pricing allocation process and the external cost to investors associated with recording Card Services securitizations, and gross credit losses net of recoveries related to the securitized receivables out of excess servicing income, which is a component of card income.

A3	Represents certain fees (e.g., insurance) that have been reclassified from excess servicing income to all other income.

A4	Represents gross credit losses net of recoveries that have been reclassified from excess servicing income to provision for credit losses.

A5	On a managed basis the Card Services business within GCSBB records the discount accretion for interest-only strips as card income. These amounts are reversed in All Other to present the discount accretion appropriately in net interest income on a GAAP basis. The decrease in net interest income and increase in card income in GCSBB for the full year 2006 and 2005 were approximately $320 million and $330 million.

B	Liquidating Business Adjustments and Other Business Transfers

B1	Transferring the results of certain legacy MBNA products (only impacts the 2005 pro forma results) to All Other.

B2	Transferring the results of our operations in Latin America (Argentina, Brazil, Chile, and Uruguay) and our Hong Kong based retail and commercial banking businesses that are expected to be or have been disposed to All Other.

B3	Transferring the results of GWIM’s IWM business that is expected to be sold or liquidated to All Other .

B4	Transferring the results of Banc of America Specialist from GWIM to GCIB.

C	Management Accounting Methodology Changes

C1	Refinement of certain management accounting methodologies and related allocation refinements and the realignment of certain minor business units resulting in a reallocation of costs and revenues between the segments and All Other.
C2	Represents the difference between the internal funds transfer pricing allocation process and the external cost to investors associated with recording Card Services securitizations.

D	Income tax expense:

D1	Income tax expense adjustments associated with the adjustments discussed above.

Section 2: 2006 and 2005 (on a Pro Forma Basis) as Adjusted Unaudited Segment Financial Information

Effective January 1, 2007, GCSBB reports revenues for Deposits, Card Services, Consumer Real Estate and ALM/Other. GCIB reports revenues for Business Lending, Capital Markets and Advisory Services, Treasury Services, and ALM/Other. GWIM reports revenues for The Private Bank, Columbia Management, PB&I and ALM/Other.

The management accounting reporting process derives segment and business results by utilizing allocation methodologies for revenue, expense and capital. The net income derived for the businesses (i.e., Deposits, Card Services, Business Lending, etc.) is dependent upon revenue and cost allocations using an activity-based costing model, funds transfer pricing, other methodologies, and assumptions management believes are appropriate to reflect the results of the business.

The following Unaudited Pro Forma Income Statements for the periods ending in 2005 are presented for illustrative purposes only and do not indicate the financial results of the combined companies had the companies actually been combined at the beginning of the periods presented and had the impact of possible revenue enhancements, expense efficiencies, asset dispositions and share repurchases, among other factors, been considered. The 2005 Unaudited Pro Forma Income Statements are not prepared in accordance with GAAP. However, as a result of the MBNA merger, we believe that the 2005 Unaudited Pro Forma Income Statements provide a more useful year-to-year comparison versus comparing to the Corporation’s historical financial information.

The Unaudited Pro Forma Condensed Combined Statements of Income have been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of the Corporation and MBNA and in conjunction with the Unaudited Pro Forma Condensed Combined Financial Information included in the Corporation’s Current Report on Form 8-K furnished on April 10, 2006.

The following tables present unaudited historical (as adjusted for the changes disclosed in Section 1 of this exhibit) and pro forma income statements for illustrative purposes only for the quarters and years ending 2006 and 2005.

BANK OF AMERICA CORPORATION

Global Consumer and Small Business Banking

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Total(1)	Deposits	Card Services(1)	Consumer Real Estate(2)	ALM/ Other	Total(1)	Deposits	Card Services(1)	Consumer Real Estate(2)	ALM/ Other
Income Statement
Net interest income (FTE basis)	$28,244	$9,405	$16,402	$2,005	$432	$28,294	$8,430	$16,060	$2,027	$1,777

Card income	9,788	1,911	7,877	—	—	8,851	1,561	7,290	—	—
Service charges	5,343	5,341	(2)	4	—	4,996	4,993	(1)	4	—
Mortgage banking income	877	—	—	877	—	1,048	—	—	1,048	—
All other income	1,209	—	893	43	273	1,010	—	734	20	256

Total noninterest income	17,217	7,252	8,768	924	273	15,905	6,554	8,023	1,072	256

Total revenue (FTE basis)	45,461	16,657	25,170	2,929	705	44,199	14,984	24,083	3,099	2,033

Provision for credit losses	8,534	165	8,089	63	217	10,123	98	9,850	58	117

Gains (losses) on sales of debt securities	(2)	—	—	—	(2)	(2)	—	—	—	(2)

Total noninterest expense	18,683	8,693	7,914	1,728	348	19,750	8,079	9,222	1,705	744

Income before income taxes (FTE basis)	18,242	7,799	9,167	1,138	138	14,324	6,807	5,011	1,336	1,170

Income tax expense	6,722	2,874	3,378	420	50	5,145	2,445	1,800	480	420

Net income	$11,520	$4,925	$5,789	$718	$88	$9,179	$4,362	$3,211	$856	$750

(1)	Presented on a managed view
(2)	Effective January 1, 2007, GCSBB combined the former Mortgage and Home Equity businesses into Consumer Real Estate. Prior period amounts have been adjusted to reflect this change.

BANK OF AMERICA CORPORATION

Global Consumer and Small Business Banking: Deposits

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$9,405	$2,384	$2,362	$2,371	$2,288	$8,430	$2,289	$2,136	$2,033	$1,972

Card income	1,911	505	502	474	430	1,561	422	403	394	342
Service charges	5,341	1,393	1,410	1,349	1,189	4,993	1,261	1,385	1,243	1,104
Mortgage banking income	—	—	—	—	—	—	—	—	—	—
All other income	—	—	—	—	—	—	—	—	—	—

Total noninterest income	7,252	1,898	1,912	1,823	1,619	6,554	1,683	1,788	1,637	1,446

Total revenue (FTE basis)	16,657	4,282	4,274	4,194	3,907	14,984	3,972	3,924	3,670	3,418

Provision for credit losses	165	56	51	30	28	98	48	38	19	(7)

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	8,693	2,255	2,168	2,104	2,166	8,079	2,052	2,026	2,070	1,931

Income before income taxes (FTE basis)	7,799	1,971	2,055	2,060	1,713	6,807	1,872	1,860	1,581	1,494

Income tax expense	2,874	728	756	756	634	2,445	668	676	570	531

Net income	$4,925	$1,243	$1,299	$1,304	$1,079	$4,362	$1,204	$1,184	$1,011	$963

BANK OF AMERICA CORPORATION

Global Consumer and Small Business Banking: Card Services (Managed View)

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$16,402	$4,153	$4,077	$4,033	$4,139	$16,060	$3,909	$4,074	$4,051	$4,026

Card income	7,877	2,202	1,944	2,054	1,677	7,290	2,189	1,901	1,761	1,439
Service charges	(2)	—	(1)	(1)	—	(1)	(1)	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—
All other income	893	179	287	243	184	734	227	187	130	190

Total noninterest income	8,768	2,381	2,230	2,296	1,861	8,023	2,415	2,088	1,891	1,629

Total revenue (FTE basis)	25,170	6,534	6,307	6,329	6,000	24,083	6,324	6,162	5,942	5,655

Provision for credit losses	8,089	2,609	1,938	1,733	1,809	9,850	2,895	2,365	2,468	2,122

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	7,914	2,065	2,005	1,899	1,945	9,222	2,456	2,228	2,304	2,234

Income before income taxes (FTE basis)	9,167	1,860	2,364	2,697	2,246	5,011	973	1,569	1,170	1,299

Income tax expense	3,378	686	869	990	833	1,800	347	571	422	460

Net income	$5,789	$1,174	$1,495	$1,707	$1,413	$3,211	$626	$998	$748	$839

BANK OF AMERICA CORPORATION

Global Consumer and Small Business Banking: Consumer Real Estate(1)

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$2,005	$530	$508	$489	$478	$2,027	$500	$525	$508	$494

Card income	—	—	—	—	—	—	—	—	—	—
Service charges	4	1	1	1	1	4	1	1	1	1
Mortgage banking income	877	247	215	210	205	1,048	276	241	250	281
All other income	43	11	11	8	13	20	7	4	5	4

Total noninterest income	924	259	227	219	219	1,072	284	246	256	286

Total revenue (FTE basis)	2,929	789	735	708	697	3,099	784	771	764	780

Provision for credit losses	63	16	19	14	14	58	16	17	11	14

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	1,728	441	454	422	411	1,705	418	411	418	458

Income before income taxes (FTE basis)	1,138	332	262	272	272	1,336	350	343	335	308

Income tax expense	420	123	96	100	101	480	125	125	121	109

Net income	$718	$209	$166	$172	$171	$856	$225	$218	$214	$199

(1)	Effective January 1, 2007, GCSBB combined the former Mortgage and Home Equity businesses into Consumer Real Estate. Prior period amounts have been adjusted to reflect this change.

BANK OF AMERICA CORPORATION

Global Consumer and Small Business Banking: ALM/Other

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$432	$90	$80	$75	$187	$1,777	$365	$340	$432	$640

Card income	—	—	—	—	—	—	—	—	—	—
Service charges	—	—	—	—	—	—	—	—	—	—
Mortgage banking income	—	—	—	—	—	—	—	—	—	—
All other income	273	65	85	72	51	256	82	62	55	57

Total noninterest income	273	65	85	72	51	256	82	62	55	57

Total revenue (FTE basis)	705	155	165	147	238	2,033	447	402	487	697

Provision for credit losses	217	96	41	30	50	117	44	42	26	5

Gains (losses) on sales of debt securities	(2)	(1)	—	—	(1)	(2)	—	(1)	—	(1)

Total noninterest expense	348	91	83	84	90	744	212	221	155	156

Income before income taxes (FTE basis)	138	(33)	41	33	97	1,170	191	138	306	535

Income tax expense	50	(13)	15	12	36	420	68	51	111	190

Net income	$88	$(20)	$26	$21	$61	$750	$123	$87	$195	$345

BANK OF AMERICA CORPORATION

Global Corporate and Investment Banking

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other	Total	Business Lending	Capital Markets and Advisory Services	Treasury Services	ALM/ Other
Income Statement
Net interest income (FTE basis)	$9,830	$4,560	$1,656	$3,833	$(219)	$10,357	$4,747	$1,951	$3,480	$179

Service charges	2,648	500	120	2,026	2	2,481	474	111	1,895	1
Investment and brokerage services	942	15	893	33	1	954	17	909	28	—
Investment banking income	2,476	—	2,476	—	—	1,891	—	1,891	—	—
Trading account profits	2,966	54	2,822	52	38	1,737	(28)	1,704	67	(6)
All other income	1,733	509	394	750	80	2,047	825	334	708	180

Total noninterest income	10,765	1,078	6,705	2,861	121	9,110	1,288	4,949	2,698	175

Total revenue (FTE basis)	20,595	5,638	8,361	6,694	(98)	19,467	6,035	6,900	6,178	354

Provision for credit losses	10	3	14	(3)	(4)	28	71	(27)	(4)	(12)

Gains (losses) on sales of debt securities	34	13	22	—	(1)	117	62	55	—	—

Total noninterest expense	11,361	2,097	5,778	3,289	197	10,457	1,970	4,997	3,181	309

Income before income taxes (FTE basis)	9,258	3,551	2,591	3,408	(292)	9,099	4,056	1,985	3,001	57

Income tax expense (benefit)	3,426	1,315	959	1,261	(109)	3,318	1,454	707	1,080	77

Net income	$5,832	$2,236	$1,632	$2,147	$(183)	$5,781	$2,602	$1,278	$1,921	$(20)

BANK OF AMERICA CORPORATION

Global Corporate and Investment Banking: Business Lending

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$4,560	$1,128	$1,114	$1,157	$1,161	$4,747	$1,175	$1,177	$1,209	$1,186

Service charges	500	128	124	123	125	474	119	123	119	113
Investment and brokerage services	15	1	5	5	4	17	4	5	4	4
Investment banking income	—	—	—	—	—	—	—	—	—	—
Trading account profits	54	9	11	19	15	(28)	8	5	(43)	2
All other income	509	112	128	213	56	825	103	187	203	332

Total noninterest income	1,078	250	268	360	200	1,288	234	320	283	451

Total revenue (FTE basis)	5,638	1,378	1,382	1,517	1,361	6,035	1,409	1,497	1,492	1,637

Provision for credit losses	3	(86)	53	20	16	71	211	113	(201)	(52)

Gains (losses) on sales of debt securities	13	5	3	(4)	9	62	—	2	39	21

Total noninterest expense	2,097	538	533	521	505	1,970	513	489	483	485

Income before income taxes (FTE basis)	3,551	931	799	972	849	4,056	685	897	1,249	1,225

Income tax expense	1,315	345	284	372	314	1,454	245	329	454	426

Net income	$2,236	$586	$515	$600	$535	$2,602	$440	$568	$795	$799

BANK OF AMERICA CORPORATION

Global Corporate and Investment Banking: Capital Markets and Advisory Services

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$1,656	$488	$376	$380	$412	$1,951	$422	$453	$523	$553

Service charges	120	29	30	28	33	111	30	34	25	22
Investment and brokerage services	893	214	211	234	234	909	233	225	233	218
Investment banking income	2,476	756	554	644	522	1,891	547	531	441	372
Trading account profits	2,822	399	675	802	946	1,704	279	537	250	638
All other income	394	145	50	58	141	334	71	93	87	83

Total noninterest income	6,705	1,543	1,520	1,766	1,876	4,949	1,160	1,420	1,036	1,333

Total revenue (FTE basis)	8,361	2,031	1,896	2,146	2,288	6,900	1,582	1,873	1,559	1,886

Provision for credit losses	14	6	(3)	8	3	(27)	(12)	(14)	1	(2)

Gains (losses) on sales of debt securities	22	10	8	(1)	5	55	32	3	12	8

Total noninterest expense	5,778	1,464	1,454	1,387	1,473	4,997	1,339	1,310	1,123	1,225

Income before income taxes (FTE basis)	2,591	571	453	750	817	1,985	287	580	447	671

Income tax expense	959	212	167	277	303	707	100	211	161	235

Net income	$1,632	$359	$286	$473	$514	$1,278	$187	$369	$286	$436

BANK OF AMERICA CORPORATION

Global Corporate and Investment Banking: Treasury Services

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$3,833	$957	$969	$960	$947	$3,480	$968	$884	$826	$802

Service charges	2,026	500	523	511	492	1,895	455	479	479	482
Investment and brokerage services	33	8	9	8	8	28	7	7	7	7
Investment banking income	—	—	—	—	—	—	—	—	—	—
Trading account profits	52	13	14	13	12	67	11	13	21	22
All other income	750	201	194	184	171	708	180	182	196	150

Total noninterest income	2,861	722	740	716	683	2,698	653	681	703	661

Total revenue (FTE basis)	6,694	1,679	1,709	1,676	1,630	6,178	1,621	1,565	1,529	1,463

Provision for credit losses	(3)	(3)	(1)	(5)	6	(4)	—	1	—	(5)

Gains (losses) on sales of debt securities	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	3,289	828	817	827	817	3,181	797	794	799	791

Income before income taxes (FTE basis)	3,408	854	893	854	807	3,001	824	770	730	677

Income tax expense	1,261	316	330	316	299	1,080	296	278	263	243

Net income	$2,147	$538	$563	$538	$508	$1,921	$528	$492	$467	$434

BANK OF AMERICA CORPORATION

Global Corporate and Investment Banking: ALM/Other

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$(219)	$(70)	$(61)	$(57)	$(31)	$179	$3	$9	$39	$128

Service charges	2	2	(1)	1	—	1	—	1	(1)	1
Investment and brokerage services	1	2	—	(1)	—	—	—	—	—	—
Investment banking income	—	—	—	—	—	—	—	—	—	—
Trading account profits	38	8	6	21	3	(6)	(1)	(1)	(1)	(3)
All other income	80	21	27	15	17	180	20	30	37	93

Total noninterest income	121	33	32	36	20	175	19	30	35	91

Total revenue (FTE basis)	(98)	(37)	(29)	(21)	(11)	354	22	39	74	219

Provision for credit losses	(4)	10	(13)	(1)	—	(12)	(4)	(4)	(14)	10

Gains (losses) on sales of debt securities	(1)	(2)	—	1	—	—	—	—	—	—

Total noninterest expense	197	138	(7)	29	37	309	117	90	43	59

Income before income taxes (FTE basis)	(292)	(187)	(9)	(48)	(48)	57	(91)	(47)	45	150

Income tax expense (benefit)	(109)	(70)	7	(31)	(15)	77	(33)	(13)	23	100

Net income	$(183)	$(117)	$(16)	$(17)	$(33)	$(20)	$(58)	$(34)	$22	$50

BANK OF AMERICA CORPORATION

Global Wealth and Investment Management

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other(1)	Total	Private Bank	Columbia Management	Premier Banking and Investments (1)	ALM/ Other(1)
Income Statement
Net interest income (FTE basis)	$3,672	$905	$(37)	$2,548	$256	$3,606	$930	$6	$2,197	$473

Investment and brokerage services	3,383	993	1,531	752	107	3,064	988	1,321	671	84
All other income	304	80	44	125	55	257	57	31	147	22

Total noninterest income	3,687	1,073	1,575	877	162	3,321	1,045	1,352	818	106

Total revenue (FTE basis)	7,359	1,978	1,538	3,425	418	6,927	1,975	1,358	3,015	579

Provision for credit losses	(39)	(52)	—	12	1	(5)	(23)	—	18	—

Total noninterest expense	3,910	1,210	1,022	1,518	160	3,633	1,167	924	1,354	188

Income before income taxes (FTE basis)	3,488	820	516	1,895	257	3,299	831	434	1,643	391

Income tax expense	1,290	302	190	702	96	1,186	300	156	589	141

Net income	$2,198	$518	$326	$1,193	$161	$2,113	$531	$278	$1,054	$250

(1)	Prior to January 1, 2007, ALM/Other included the impact of the migrating qualifying affluent customers, including their related deposit balances and associated net interest income, from GCSBB to our PB&I service model. Effective January 1, 2007, the deposit migration impact is now included in PB&I. Prior period amounts have been adjusted to reflect this change.

BANK OF AMERICA CORPORATION

Global Wealth and Investment Management: Private Bank

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$905	$230	$221	$230	$224	$930	$236	$232	$231	$231

Investment and brokerage services	993	242	243	262	246	988	238	241	260	249
All other income	80	11	10	22	37	57	16	13	16	12

Total noninterest income	1,073	253	253	284	283	1,045	254	254	276	261

Total revenue (FTE basis)	1,978	483	474	514	507	1,975	490	486	507	492

Provision for credit losses	(52)	(1)	(3)	(44)	(4)	(23)	(3)	(5)	(13)	(2)

Total noninterest expense	1,210	310	311	282	307	1,167	302	286	287	292

Income before income taxes (FTE basis)	820	174	166	276	204	831	191	205	233	202

Income tax expense	302	64	61	102	75	300	68	75	84	73

Net income	$518	$110	$105	$174	$129	$531	$123	$130	$149	$129

BANK OF AMERICA CORPORATION

Global Wealth and Investment Management: Columbia Management

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$(37)	$(3)	$(14)	$(11)	$(9)	$6	$(2)	$(2)	$5	$5

Investment and brokerage services	1,531	417	374	377	363	1,321	345	335	326	315
All other income	44	6	16	12	10	31	9	9	1	12

Total noninterest income	1,575	423	390	389	373	1,352	354	344	327	327

Total revenue (FTE basis)	1,538	420	376	378	364	1,358	352	342	332	332

Provision for credit losses	—	—	—	—	—	—	—	—	—	—

Total noninterest expense	1,022	278	254	251	239	924	238	227	232	227

Income before income taxes (FTE basis)	516	142	122	127	125	434	114	115	100	105

Income tax expense	190	52	45	47	46	156	41	42	36	37

Net income	$326	$90	$77	$80	$79	$278	$73	$73	$64	$68

BANK OF AMERICA CORPORATION

Global Wealth and Investment Management: Premier Banking and Investments(1)

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$2,548	$645	$631	$644	$628	$2,197	$634	$569	$523	$471

Investment and brokerage services	752	202	183	188	179	671	168	176	163	164
All other income	125	35	31	36	23	147	36	40	37	34

Total noninterest income	877	237	214	224	202	818	204	216	200	198

Total revenue (FTE basis)	3,425	882	845	868	830	3,015	838	785	723	669

Provision for credit losses	12	3	2	4	3	18	4	6	4	4

Total noninterest expense	1,518	388	382	362	386	1,354	337	355	332	330

Income before income taxes (FTE basis)	1,895	491	461	502	441	1,643	497	424	387	335

Income tax expense	702	182	171	186	163	589	177	156	140	116

Net income	$1,193	$309	$290	$316	$278	$1,054	$320	$268	$247	$219

(1)	Prior to January 1, 2007, ALM/Other included the impact of the migrating qualifying affluent customers, including their related deposit balances and associated net interest income, from GCSBB to our PB&I service model. Effective January 1, 2007, the deposit migration impact is now included in PB&I. Prior period amounts have been adjusted to reflect this change.

BANK OF AMERICA CORPORATION

Global Wealth and Investment Management: ALM/Other(1)

($ in Millions)

	(unaudited)
	2006					2005 (on a pro forma basis)
	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	Full Year	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr
Income Statement
Net interest income (FTE basis)	$256	$52	$49	$59	$96	$473	$109	$88	$112	$164

Investment and brokerage services	107	28	28	25	26	84	23	22	19	20
All other income	55	34	6	9	6	22	7	5	2	8

Total noninterest income	162	62	34	34	32	106	30	27	21	28

Total revenue (FTE basis)	418	114	83	93	128	579	139	115	133	192

Provision for credit losses	1	(1)	1	—	1	—	—	—	—	—

Total noninterest expense	160	25	25	75	35	188	54	38	57	39

Income before income taxes (FTE basis)	257	90	57	18	92	391	85	77	76	153

Income tax expense	96	34	20	6	36	141	31	28	28	54

Net income	$161	$56	$37	$12	$56	$250	$54	$49	$48	$99

(1)	Prior to January 1, 2007, ALM/Other included the impact of the migrating qualifying affluent customers, including their related deposit balances and associated net interest income, from GCSBB to our PB&I service model. Effective January 1, 2007, the deposit migration impact is now included in PB&I. Prior period amounts have been adjusted to reflect this change.